UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number:
811-09141

Eaton Vance Municipal Income Trust
(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)

Deidre E. Walsh
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617)
482-8260
(Registrant’s Telephone Number)

November 30
Date of Fiscal Year End
November 30, 2023
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Municipal Income Trust (EVN)
Annual Report
November 30, 2023

Commodity Futures Trading Commission Registration.
The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report
November 30, 2023
Eaton Vance
Municipal Income Trust

Eaton Vance
Municipal Income Trust
November 30, 2023
Management’s Discussion of Fund Performance
†

Economic and Market Conditions
For municipal bond investors, the 12-month period ended November 30, 2023, was a roller-coaster ride. As the period opened on December 1, 2022, the municipal market was in the midst of a rally that would last through January 2023. Rally drivers included signals by the U.S. Federal Reserve (Fed) that future rate hikes might be smaller, as well as growing investor demand amid lower supplies of new municipal bond issues.
In February, however, the municipal bond rally stalled as robust economic reports -- including unexpectedly strong job creation in January -- led investors to fear the Fed might keep rates higher for longer than previously expected.
In March 2023, municipal bond returns turned positive again, as the second- and third-largest bank failures in U.S. history triggered a “flight to quality” that drove municipal bonds to their strongest March performance since 2008 -- despite the Fed announcing its ninth consecutive rate hike that month.
From April through October 2023, the municipal bond market experienced another sell-off. Although positive technical factors -- most importantly, demand that exceeded municipal bond supply -- produced brief periods of positive performance, the Fed’s tenth and eleventh rate hikes in a little over a year -- in May and July 2023 -- overwhelmed the positive technical factors and caused municipal yields to rise and bond prices to fall.
From August through October, above-average supply -- reversing a previous favorable supply-demand imbalance -- plus a typical end-of-summer slowdown in coupon reinvestment, helped reduce demand for municipal bonds even more. And while the Fed left rates unchanged after its September 2023 meeting, investors interpreted the Fed’s message to be that rates would stay higher for longer than investors expected just weeks earlier -- adding further fuel to the municipal bond sell-off.
In the final month of the period, the municipal bond market made yet another U-turn. After several consecutive months of negative returns and rising rates, federal tax-free municipal yields approached their 2022 highs, and investors saw this as a compelling reason to buy municipal bonds.
Typical calendar year-end technical factors -- constrained supply and increased demand -- were additional tailwinds for municipal bond prices, as was a general market perception -- fueled by falling inflation numbers and moderating employment gains -- that the Fed might finally be done raising rates. As a result, the Bloomberg Municipal Bond Index rose 6.35% in November 2023, its best monthly performance since 1982.
For the period as a whole, the Bloomberg Municipal Bond Index returned 4.28%. At the short end of the municipal yield curve with maturities below 15 years, yields moved slightly lower during the period and bond prices rose. At the long end of the curve, yields moved modestly higher and bond prices declined. Overall, municipal bonds outperformed U.S. Treasurys, as yields rose and bond prices fell across the entire Treasury yield curve.
Fund Performance
For the 12-month period ended November 30, 2023, Eaton Vance Municipal Income Trust (the Fund) returned 3.64% at net asset value of its common shares (NAV), underperforming its benchmark, the Bloomberg Municipal Bond Index (the Index), which returned 4.28%.
Detractors from Fund performance versus the Index during the period included security selections and an overweight position in the education sector, security selections and an underweight position in 4% coupon bonds, and security selections in New York bonds.
In contrast, contributors to performance relative to the Index included an overweight position in bonds with 17 years or more remaining to maturity, during a period when longer-maturity bonds generally outperformed shorter-maturity bonds. Additional contributors included an overweight position in bonds rated BBB and below, during a period when lower-rated bonds generally outperformed higher-rated bonds; an overweight position in zero-coupon bonds; and the Fund’s use of leverage.
The Fund used leverage during the period in the form of residual interest bond financing to enhance its tax-exempt income potential. In general, the use of leverage has the effect of achieving additional exposure to the municipal bond market, thereby magnifying the Fund’s exposure to its underlying holdings in both up and down market environments.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Municipal Income Trust
November 30, 2023
Performance

Portfolio Manager(s)
Cynthia J. Clemson and William J. Delahunty, CFA
% Average Annual Total Returns 1,2	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	01/29/1999	3.64%	1.95%	6.07%
Fund at Market Price	—	(2.33)	1.67	4.47

Bloomberg Municipal Bond Index	—	4.28%	2.03%	2.77%
% Premium/Discount to NAV 3
As of period end	(14.13)%
Distributions 4
Total Distributions per share for the period	$0.475
Distribution Rate at NAV	4.05%
Taxable-Equivalent Distribution Rate at NAV	6.84
Distribution Rate at Market Price	4.72
Taxable-Equivalent Distribution Rate at Market Price	7.97
% Total Leverage 5
Residual Interest Bond (RIB) Financing	27.99%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Municipal Income Trust
November 30, 2023
Fund Profile

Credit Quality (% of total investments) 1,2
Footnotes:
1	For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
2	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

Eaton Vance
Municipal Income Trust
November 30, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡

Investment Objectives.
The Fund’s investment objective is to provide current income exempt from regular federal income tax.
Principal Strategies.
During normal market conditions, substantially all of the Fund’s total assets (at least 80%) will be invested in debt obligations issued by or on behalf of states, territories and possessions of the United States, and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (“municipal obligations”). At least 65% of the Fund’s total assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or higher by either S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or, if unrated, determined by Eaton Vance Management (“EVM”) to be of at least investment grade quality. From time to time, the Fund may hold a significant amount of municipal obligations not rated by a nationally recognized statistical rating organization (“Rating Agency”). When the Fund invests in unrated municipal obligations, it may be more dependent on EVM’s research capabilities than when it invests in rated municipal obligations.
The Fund may invest up to 35% of its total assets in municipal obligations rated below investment grade by each of Moody’s, S&P and Fitch (but no more than 30% of total assets may be rated lower than B by each of Moody’s, S&P and Fitch) and unrated municipal obligations considered to be of comparable quality by EVM. For purposes of rating restrictions, if an instrument is rated differently by the Rating Agencies, the higher rating is used. The Fund will not purchase securities that are in default at the time of purchase.
The Fund may purchase and sell derivative instruments, which derive their value from another instrument, security or index, including financial futures contracts and related options based on various debt securities and securities indices, as well as interest rates swaps and forward rate contracts, to seek to hedge against changes in interest rates, as a substitute for the purchase of securities or for other risk management purposes. The Fund also may invest in residual interest bonds of a trust (the “trust”) that holds municipal securities. The trust will also issue floating-rate notes to third parties that may be senior to the Fund’s residual interest.
Except for certain fundamental investment restrictions set forth in the Fund’s registration statement and the 80% requirement set forth above, the investment objective and policies of the Fund may be changed by the Board without shareholder action.
The Fund employs leverage to seek opportunities for additional income. Leverage may amplify any increase or decrease in the value of investments held by the Fund. The Fund generally will not use leverage if the investment adviser anticipates that it would result in a lower return to shareholders for any significant amount of time. There can be no assurance that the use of leverage will be successful.
Principal Risks
Market Discount Risk.
As with any security, the market value of the common shares may increase or decrease from the amount initially paid for the common shares. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.
Investment and Market Risk.
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which will generally trade in the over-the-counter (“OTC”) markets. The common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.
The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in
t
he U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.
Municipal Obligations Risk.
The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of nontraditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Eaton Vance
Municipal Income Trust
November 30, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Insurance Risk.
Municipal obligations may be insured as to their scheduled payment of principal and interest. Although the insurance feature may reduce some financial risks, the premiums for insurance and the higher market price sometimes paid for insured obligations may reduce the current yield on the insured obligation. Insured obligations also may be secured by bank credit agreements or escrow accounts. Changes in the ratings of an insurer may affect the value of an insured obligation, and in some cases may even cause the value of a security to be less than a comparable uninsured obligation. The insurance does not guarantee the market value of the insured obligation or the net asset value of the Fund’s shares. The credit rating of an insured obligation reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured obligation. Although defaults on insured municipal obligations have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher than expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. Because a significant portion of insured municipal obligatio ns
that have been issued and are outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal obligations insured by th at in
surance company and on the municipal bond markets as a whole.
Risks of Municipal Lease Obligations (“MLOs”) and Certificates of Participation.
MLOs and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. MLOs are bonds that are secured by lease payments made by the party, typically a state or municipality, leasing the facilities (e.g., schools or office buildings) that were financed by the bond. Interest income from MLOs is generally exempt from local and state taxes in the state of issuance. MLOs, like other municipal debt obligations, are subject to the risk of non-payment. Although MLOs do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, the leasing state or municipality may be obligated to appropriate funds from its general tax revenues to make lease payments as long as it utilizes the leased property. Other lease payments may be subject to annual appropriation or may be made only from revenues associated with the facility financed. For example, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis, which function to render constitutional and statutory requirements for the issuance of debt inapplicable to such obligations. In addition, such leases or contracts may be subject to temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although “non-appropriation” lease obligations may be secured by the leased property, disposition of the property in the event of foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.
A certificate of participation (also referred to as a “participation”) in a municipal lease is an instrument evidencing a pro rata share in a specific pledged revenue stream, usually lease payments by the issuer that are typically subject to annual appropriation. The certificate generally entitles the holder to receive a share, or participation, in the payments from a particular project. Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to an underlying lease. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
MLOs and participations therein represent a type of financing that may not have the depth of marketability associated with more conventional securities and, as such, they may be less liquid than conventional securities. Certain MLOs may be deemed illiquid, unless determined by the Adviser, pursuant to guidelines adopted by the Board, to be liquid securities. The Adviser will consider the factors it believes are relevant to the marketability of the obligation, to the extent that information regarding such factor is available to the Adviser and pertinent to the liquidity determination, which may include: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer; (5) the willingness of the governmental issuer to continue to appropriate funds for the payment of the obligation; (6) how likely or remote an event of non-appropriation may be, which depends in varying degrees on a variety of factors, including those relating to the general creditworthiness of the governmental issuer, its dependence on its continuing access to the credit markets, and the importance to the issuer of the equipment, property or facility covered by the lease or contract; (7) an assessment of the likelihood that the lease may or may not be cancelled; and (8) other factors and information unique to the obligation in determining its liquidity.
The ability of issuers of MLOs to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income from and value of the obligation. Issuers of MLOs might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of MLOs could experience delays and limitations with respect to the collection of principal and interest on such MLOs and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities or otherwise incur costs to protect its right, which may increase the Fund’s operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.
Interest Rate Risk.
In general, the value of debt instruments will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed income security, while maturity refers to the amount of time until a fixed income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with

Eaton Vance
Municipal Income Trust
November 30, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. Because the Fund is managed toward an income objective, it may hold more longer-duration or maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return. The impact of interest rate changes is significantly less for floating rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the durations or maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Certain instruments held by the Fund were historically based on the London Interbank Offered Rate (“LIBOR”), which was the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR historically was used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. Upon a determination by regulators to phase out the use of LIBOR, market participants have been transitioning to the use of alternative reference rates over the past few years. As of June 30, 2023, the administrator of LIBOR ceased publishing LIBOR settings. The impact of the transition away from LIBOR on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as
a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally.
Call and Reinvestment Risks.
If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund would likely replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund’s dividends and possibly could affect the market price of common shares. Similar risks exist when the Fund invests the proceeds from matured or traded municipal obligations at market interest rates that are below the Fund’s current earnings rate.
Credit Risk.
Investments in municipal obligations and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.
Lower Rated Investment Risk.
Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) are speculative because of the increased credit risk relative to other fixed income investments. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.
Unrated Securities Risk.
The Fund may invest in unrated obligations for which Eaton Vance will make a credit quality determination for purposes of the Fund’s credit quality policy. To the extent that the Fund invests in such unrated obligations, the Fund’s credit quality will be more dependent on Eaton Vance’s credit analysis than if the Fund invested in only rated obligations. Some unrated securities may not have an active trading market or may be difficult to value.
Leverage Risk.
Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an underlying reference instrument. Leverage can also result from borrowings, issuance of preferred shares or participation in residual interest bond transactions. Leverage can increase both the risk and return potential of the Fund. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s NAV to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.
Risk of Residual Interest Bonds.
The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity. As required by applicable accounting standards, th
e Fun
d
r
ecords interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount at least equal to this expense.
Restricted Securities Risk.
Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Eaton Vance
Municipal Income Trust
November 30, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Derivatives Risk.
The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. A derivative investment also involves the risks relating to the reference instrument underlying the investment.
Counterparty Risk.
Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivatives positions and liquidity providers for the Fund’s residual interest bonds or other investments supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the municipals markets have recently incurred significant financial hardships, including bankruptcy and material loss of credit standing as a result of exposure to investments that have experienced defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations. By using derivatives or other instruments that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience future financial hardship.
The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.
Hedging Risk.
The Fund’s use of derivatives or other transactions to reduce risks involves costs and will be subject to Eaton Vance’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that Eaton Vance’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain, if any, in the value of the underlying asset in the Fund’s portfolio; the limited availability of such instruments; the loss of principal; the possible default of the other party to the transaction; illiquidity of the derivative investments; and the imperfect correlation between the tax-exempt and taxable markets. Furthermore, the ability to successfully use hedging transactions depends on the Eaton Vance’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.
Swaps Risk.
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined reference instrument or instruments, which can be adjusted for an interest rate factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). Other types of swap agreements may calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Whether the use of swap agreements will be successful will depend on the Adviser’s ability to predict correctly whether certain types of reference instruments are likely to produce greater returns than other instruments. Swap agreements may be subject to contractual restrictions on transferability and termination and they may have terms of greater than seven days. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund under the swap). Developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements, as well as to participate in swap agreements in the future. If there is a default by the counterparty to a swap, the Fund will have contractual remedies pursuant to the swap agreement, but any recovery may be delayed depending on the circumstances of the default.
Private Activity Bonds.
Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal

Eaton Vance
Municipal Income Trust
November 30, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

obligations, although the current federal tax laws place substantial limitations on the size of such issues. Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient’s liability for the AMT.
Futures Risk.
Although some futures contracts call for making or taking delivery of the underlying reference instrument, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The Adviser has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act with respect to the Fund and therefore, neither the Adviser nor the Fund are subject to registration or regulation thereunder.
Structured Notes Risk.
Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of
the change in the value of the unrelated indicator. Structured notes and indexed securities may entail a greater degree of market risk than other types of investments because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.
Inflation Risk/Deflation Risk.
Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline. In addition, during periods of rising inflation, short-term interest rates and the Fund’s cost of leverage would likely increase, reducing returns to the common shareholders to the extent that such increased cost is not offset by commensurately higher income. Deflation risk is the risk that prices throughout the economy decline over time − the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s investments.
Duration and Maturity Risk.
Holding long duration and long maturity investments will expose the Fund to certain magnified risks. These risks include interest rate risk and credit risk as discussed above and liquidity risk as discussed below.
Liquidity Risk.
The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.
Current Regulatory Environment Risk.
From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal obligations at desirable yield and price levels.
Legislation may be enacted that could negatively affect the assets of th
e Fund. Legislation or regulation may change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.
State Specific Risk.
The Fund has no current intention to invest 25% or more of its gross assets in municipal obligations of issuers located in the same state (or U.S. territory), but reserves the flexibility to do so in the future. If the Fund focuses its investments in any one state (or U.S. territory), the Fund may be more susceptible to adverse economic, political or regulatory occurrences affecting a particular state (or territory). Certain municipal bond issuers in Puerto Rico have recently experienced financial difficulties and rating agency downgrades, and two such issuers have defaulted on their payment obligations.
Sector and Geographic Risk.
Because the Fund may invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territories and in certain types of municipal or other obligations and/or in certain sectors, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. General obligation bonds issued by municipalities are adversely affected by economic downturns and any resulting decline in tax revenues.

Eaton Vance
Municipal Income Trust
November 30, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Recent Market Conditions.
The outbreak of COVID-19 and efforts to contain its spread have resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and the effects of other infectious illness outbreaks, epidemics or pandemics, may be short term or may continue for an extended period of time. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.
Risks Associated with Active Management.
The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.
Tax Risk.
Income from tax-exempt municipal obligations could be declared taxable because of changes in tax laws, adverse interpretations by the relevant taxing authority or the non-compliant conduct of the issuer of an obligation.
Tax-Sensitive Investing Risk.
The Fund may hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s utilization of various tax-management techniques may be curtailed or eliminated by tax legislation, regulation or interpretations. The Fund may not be able to minimize taxable distributions to shareholders and a portion of the Fund’s distributions may be taxable.
Cybersecurity Risk.
With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its net asset value, interfere with Fund shareholders’ ability to transact business or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
When-Issued and Delayed-Delivery Transactions Risk.
Securities may be purchased on a “forward commitment,” “when-issued” or “delayed delivery” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. When the Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement to purchase. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment, when-issued or delayed delivery transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Such transactions may be considered a form of leverage.
Other Investment Companies and ETF Risk
. The Fund may, subject to the limitations of the 1940 Act, invest in the securities of other investment companies. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
The Fund may invest in the securities of ETFs, to the extent permitted by law. ETFs are often designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Pooled investment vehicles, including ETFs, are subject to the risks of investing in the underlying securities or other instruments that they own. The market for common shares of ETFs, which are generally traded on an exchange and may be traded at a premium or discount to net asset value, is affected by the demand for those securities, regardless of the value of such ETF’s underlying securities. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to an ETF’s net asset value. Investments in ETFs may not exactly match the performance of a direct investment in the

Eaton Vance
Municipal Income Trust
November 30, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.
Geopolitical Risk.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord, war or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). Such global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and/or exacerbate preexisting political
,
social and economic risks to the Fund. The Fund’s operations may be interrupted and any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.
Market Disruption.
Global instability, war, geopolitical tensions and terrorist attacks in the United States and around the world have previously resulted, and may in the future result in market volatility and may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of significant future events on the global economy and securities markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares.
Anti-Takeover Provisions.
The Fund’s Agreement and Declaration of Fund (the “Declaration of Fund”) and Amended and Restated By-Laws include provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. For example, pursuant to the Fund's Declaration of Fund, the Board is divided into three classes of Trustees with each class serving for a three-year term and certain types of transactions require the favorable vote of holders of at least 75% of the outstanding shares of the Fund.
General Fund Investing Risks.
The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser, engages in a broad spectrum of activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor Morgan Stanley funds, programs, accounts or businesses, (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the “MS Investment Accounts,” and, together with the Eaton Vance Investment Accounts, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
Material Non-public Information.
It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley.
Investments by Morgan Stanley and its Affiliated Investment Accounts.
In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund(s), fair access to investment opportunities, consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser.

Eaton Vance
Municipal Income Trust
November 30, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Investments by Separate Investment Departments.
The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department” and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment related matters. A MS Investment Account could trade in advance of a Fund (and vice versa), might complete trades more quickly and efficiently than a Fund, and/or achieve different execution than a Fund on the same or similar investments made contemporaneously.
Morgan Stanley Trading and Principal Investing Activities.
Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities.
Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund.
General Process for Potential Conflicts.
All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Investment Company Act of 1940, as amended (the “1940 Act”), and the Employee Retirement Income Security Act, as amended (“ERISA”) impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.
Important Notice to Shareholders
The following information is a summary of certain changes since November 30, 2022. This information may not reflect all of the changes that have occurred since you purchased the Fund.
On January 26, 2023, the Fund’s Board of Trustees voted to exempt, on a going forward basis, all prior and, until further notice, new acquisitions of Fund shares that otherwise might be deemed “Control Share Acquisitions” under the Fund’s By-Laws from the Control Share Provisions of the Fund’s By-Laws.

Eaton Vance
Municipal Income Trust
November 30, 2023
Summary of Fund Expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The table reflects leverage attributable to floating-rate notes for the fiscal year ended November 30, 2023 in an amount equal to 31.2% of the Trust’s average gross assets (including floating-rate notes) and shows Trust expenses as a percentage of net assets attributable to common shares.
Common shareholder transaction expenses
Sales load paid by you (as a percentage of offering price)	— 1
Offering expenses (as a percentage of offering price)	None 2
Dividend reinvestment plan fees	$5.00 3
Annual expenses	Percentage of net assets attributable to common shares 4
Management fee	0.88% 5
Interest expense	1.72% 6
Other expenses	0.10%
Total annual Fund operating expenses	2.70%
Example
The following Example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (i) total annual expenses of 2.70% of net assets attributable to common shares in years 1 through 10; (ii) a 5% annual return; and (iii) all distributions are reinvested at NAV:
1 Year	3 Years	5 Years	10 Years
$27	$84	$143	$303
The above table and example and the assumption in the example of a 5% annual return are required by regulations of the U.S. Securities and Exchange Commission (“SEC”) that are appl ica
ble to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust’s common shares. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Trust’s dividend reinvestment plan may receive common shares purchased or issued at a price or value different from NAV. The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase.
The example should not be considered a representation of past or future expenses, and the Trust’s actual expenses may be greater or less than those shown. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
1
If common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load.
2
Eaton Vance Management (“EVM”) will pay the expenses of the offering (other than the applicable commissions); therefore, offering expenses are not included in the Summary of Fund Expenses. Offering expenses generally include, but are not limited to, the preparation, review and filing with the SEC of the Trust’s registration statement (including its current Prospectus Supplement, the accompanying Prospectus and Statement of Additional Information (“SAI”)), the preparation, review and filing of any associated marketing or similar materials, costs associated with the printing, mailing or other distribution of its current Prospectus Supplement, the accompanying Prospectus, SAI and/or marketing materials, associated filing fees, stock exchange listing fees, and legal and auditing fees associated with the offering.
3
You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.
4
Stated as a percentage of average net assets attributable to common shares for the year ended November 30, 2023.
5
The management fee paid by the Trust to EVM is based on the average daily gross assets of the Trust, including the principal amount of any indebtedness for money borrowed, the amount of any outstanding preferred shares issued by the Trust and, to a limited extent, the amount of floating-rate notes included as a liability in the Trust's Statement of Assets and Liabilities. Accordingly, if the Trust were to increase investment leverage in the future, the management fee will increase as a percentage of net assets.
6
Interest expense relates to the Trust’s liability with respect to floating-rate notes held by third parties in conjunction with investments in residual interest bonds. The Trust records offsetting interest income in an amount at least equal to this expense relating to the municipal obligations underlying such transactions.

Eaton Vance
Municipal Income Trust
November 30, 2023
Trading and NAV Information

The Trust’s common shares have traded both at a premium and a dis cou
nt to NAV. The Trust cannot predict whether its shares will trade in the future at a premium or discount to NAV. The provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock. The issuance of common shares may have an adverse effect on prices in the secondary market for the Trust’s common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Trust’s common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.
In addition, the Trust’s Board of Trustees has authorized the Trust to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Trust to purchase a specific amount of shares. The results of the share repurchase program are disclosed in the Trust’s annual and semi-annual reports to shareholders.
The following table sets forth for each of the periods indicated the high and low closing market prices for the common shares on the New York Stock Exchange, and the corresponding NAV per share and the premium or discount to NAV per share at which the Trust’s common shares were trading as of such date.
	Market Price ($)		NAV per Share on Date of Market Price ($)		NAV Premium/(Discount) on Date of Market Price (%)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
November 30, 2023	9.60	8.70	10.83	10.24	(11.36)	(15.04)
August 31, 2023	10.18	9.54	11.33	11.01	(10.15)	(13.35)
May 31, 2023	10.20	9.70	11.37	11.09	(10.29)	(12.53)
February 28, 2023	10.82	9.78	11.58	11.18	(6.56)	(12.52)
November 30, 2022	10.86	9.37	11.56	10.60	(6.06)	(11.60)
August 31, 2022	12.00	10.43	12.14	11.46	(1.15)	(8.99)
May 31, 2022	12.79	10.95	13.44	11.56	(4.84)	(5.28)
February 28, 2022	13.99	12.05	14.18	13.33	(1.34)	(9.60)

Eaton Vance
Municipal Income Trust
November 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
‡	The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading.

1	Bloomberg Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
2	Performance results reflect the effects of leverage. Included in the average annual total return at NAV for the ten year period is the impact of the 2016 tender and repurchase of a portion of the Fund’s Auction Preferred Shares (APS) at 94.5% of the Fund’s APS per share liquidation preference. Had this transaction not occurred, the total return at NAV would be lower for the Fund.
3	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.
4	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Shareholders should not assume that the source of any distribution from the Fund is net income or profit, and the Fund's distributions should not be used as a measure of performance or confused with “yield” or “income.” Taxable-equivalent performance is based on the highest combined federal and state income tax rates, as applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rate(s) will vary depending on your income, exemptions and deductions. Rates do not include local taxes.
5	Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.
Fund profile subject to change due to active management.
Additional Information
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

Eaton Vance
Municipal Income Trust
November 30, 2023
Portfolio of Investments

Corporate Bonds — 2.4%
Security	Principal Amount (000's omitted)	Value
Education — 0.5%
Grand Canyon University, 4.125%, 10/1/24	$2,500	$ 2,370,300
		$ 2,370,300
Hospital — 1.1%
Boston Medical Center Corp., 4.581%, 7/1/47	$835	$ 667,148
Montefiore Obligated Group, 4.287%, 9/1/50	6,945	4,037,745
		$ 4,704,893
Other — 0.8%
Morongo Band of Mission Indians, 7.00%, 10/1/39 (1)	$3,470	$ 3,548,283
		$ 3,548,283
Total Corporate Bonds (identified cost $14,337,889)		$ 10,623,476

Tax-Exempt Municipal Obligations — 129.1%
Security	Principal Amount (000's omitted)	Value
Bond Bank — 3.4%
Delaware Valley Regional Finance Authority, PA, 5.75%, 7/1/32	$1,000	$ 1,175,950
Rickenbacker Port Authority, OH, (OASBO Expanded Asset Pooled Financing Program), 5.375%, 1/1/32	320	359,891
Texas Water Development Board:
4.00%, 10/15/37 (2)	8,125	8,244,682
4.00%, 10/15/47 (2)	5,500	5,279,725
		$ 15,060,248
Cogeneration — 0.0% (3)
Northampton County Industrial Development Authority, PA, (Northampton Generating), (AMT), 5.00%, 12/31/23 (4)	$630	$ 113,437
		$ 113,437
Education — 7.1%
Arizona Industrial Development Authority, (Doral Academy of Nevada), 5.00%, 7/15/49 (1)	$1,115	$ 1,029,680
Arizona Industrial Development Authority, (Pinecrest Academy of Nevada), 4.00%, 7/15/50 (1)	430	334,381
Boyle County, KY, (Centre College), 4.50%, 6/1/53	1,000	964,840
Security	Principal Amount (000's omitted)	Value
Education (continued)
California State University, 5.00%, 11/1/41 (2)	$13,000	$ 13,401,960
Capital Trust Agency, FL, (Florida Charter Educational Foundation, Inc.):
5.375%, 6/15/38 (1)	350	333,869
5.375%, 6/15/48 (1)	655	588,072
District of Columbia, (KIPP DC), 4.00%, 7/1/44	485	442,567
Florida Higher Educational Facilities Financing Authority, (Jacksonville University), 5.00%, 6/1/48 (1)	250	220,160
Illinois Finance Authority, (DePaul College Prep Foundation), 5.625%, 8/1/53 (1)	1,000	999,170
Massachusetts Development Finance Agency, (Boston University), 6.00%, 5/15/59	5,580	6,316,895
Public Finance Authority, WI, (Roseman University of Health Sciences):
4.00%, 4/1/52 (1)	245	182,363
5.00%, 4/1/40 (1)	710	680,876
5.00%, 4/1/50 (1)	360	324,472
Tennessee State School Bond Authority, 5.00%, 11/1/52 (2)	5,000	5,400,800
		$ 31,220,105
Electric Utilities — 3.3%
Austin, TX, Electric Utility Revenue, 5.25%, 11/15/53 (2)	$6,000	$ 6,529,080
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 3.20%, 7/1/39	1,000	706,530
Seattle, WA, Municipal Light and Power Revenue:
5.00%, 3/1/53	30	32,228
5.00%, 3/1/53 (2)	3,500	3,759,875
South Carolina Public Service Authority, 5.50%, 12/1/54	3,460	3,460,311
		$ 14,488,024
Escrowed/Prerefunded — 3.8%
East Hempfield Township Industrial Development Authority, PA, (Student Services, Inc.), Prerefunded to 7/1/24, 5.00%, 7/1/39	$175	$ 176,578
Massachusetts Development Finance Agency, (Children's Hospital), Prerefunded to 10/1/24, 5.00%, 10/1/46 (2)	10,000	10,155,600
Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront), Prerefunded to 10/1/24, 5.40%, 10/1/44	1,480	1,502,955
Public Finance Authority, WI, (Roseman University of Health Sciences):
Prerefunded to 4/1/30, 5.00%, 4/1/40 (1)	45	50,403
Prerefunded to 4/1/30, 5.00%, 4/1/50 (1)	20	22,401
Prerefunded to 4/1/32, 4.00%, 4/1/52 (1)	5	5,429

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust
November 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Escrowed/Prerefunded (continued)
Savannah Economic Development Authority, GA, (Marshes Skidaway), Prerefunded to 1/1/24, 7.125%, 1/1/38	$4,960	$ 4,974,037
		$ 16,887,403
General Obligations — 20.3%
Aledo Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/53 (2)	$4,000	$ 4,271,680
Bastrop Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/53 (2)	8,000	8,566,560
California, 5.25%, 9/1/53 (2)	6,000	6,734,580
Chicago Board of Education, IL:
5.00%, 12/1/42	8,160	7,807,243
6.00%, 12/1/49	2,625	2,774,441
Chicago, IL, 5.75%, 1/1/33	1,500	1,567,185
Clark County Water Reclamation District, NV, 5.00%, 7/1/49 (2)	6,000	6,427,080
Denton Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/53 (2)	6,000	6,514,080
Illinois:
5.00%, 12/1/42	3,020	3,045,821
5.50%, 5/1/39	290	317,031
5.75%, 5/1/45	295	317,771
Jackson Public Schools, MI, 5.00%, 5/1/48 (2)	2,850	2,907,684
Lamar Consolidated Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/58 (2)	4,000	4,289,680
Leander Independent School District, TX, (PSF Guaranteed), Prerefunded to 8/15/24, 0.00%, 8/15/39	17,900	8,530,782
Massachusetts, 5.00%, 5/1/53 (2)	6,000	6,462,360
Pasadena Independent School District, TX, (PSF Guaranteed), 4.25%, 2/15/53	7,000	7,021,630
Peters Township School District, PA, 5.00%, 9/1/40 (2)	2,750	2,953,170
Puerto Rico, 0.00%, 7/1/33	3,000	1,830,150
Royse City Independent School District, TX, (PSF Guaranteed):
5.00%, 2/15/53	5	5,386
5.00%, 2/15/53 (2)	4,000	4,308,760
Trenton Public Schools, MI, 5.00%, 5/1/42 (2)	2,850	2,992,158
		$ 89,645,232
Hospital — 4.5%
Allen County, OH, (Mercy Health), 4.00%, 8/1/47 (2)	$1,000	$ 923,520
Chattanooga Health, Educational and Housing Facility Board, TN, (CommonSpirit Health), 4.00%, 8/1/44	1,185	1,074,238
Colorado Health Facilities Authority, (CommonSpirit Health Obligations), 5.50%, 11/1/47	1,500	1,588,770
Security	Principal Amount (000's omitted)	Value
Hospital (continued)
Hamilton County, OH, (Cincinnati Children's Hospital Medical Center), 5.00%, 5/15/34	$250	$ 251,603
Maryland Health and Higher Educational Facilities Authority, (MedStar Health), 5.00%, 8/15/42	4,000	4,017,280
Montgomery County Higher Education and Health Authority, PA, (Thomas Jefferson University Obligated Group), 5.00%, 5/1/57	1,500	1,510,335
Muskingum County, OH, (Genesis HealthCare System Obligated Group), 5.00%, 2/15/44	1,835	1,686,897
New Jersey Health Care Facilities Financing Authority, (AHS Hospital Corp.), 5.00%, 7/1/27	80	80,059
New York Dormitory Authority, (Northwell Health Obligated Group), 5.00%, 5/1/52	2,045	2,120,563
Pennsylvania Economic Development Financing Authority, (UPMC), 4.00%, 5/15/48	750	684,877
Southeastern Ohio Port Authority, OH, (Memorial Health System Obligated Group):
5.00%, 12/1/43	875	714,507
5.50%, 12/1/43	750	667,103
West Virginia Hospital Finance Authority, (West Virginia University Health System Obligated Group), 4.375%, 6/1/53	4,075	4,063,549
Westchester County Local Development Corp., NY, (Westchester Medical Center Obligated Group), 6.25%, 11/1/52	340	376,635
		$ 19,759,936
Housing — 2.4%
CSCDA Community Improvement Authority, CA, (City of Orange Portfolio), Essential Housing Revenue, Social Bonds, 3.00%, 3/1/57 (1)	$6,425	$ 4,184,924
Indiana Housing and Community Development Authority, SFMR, Social Bonds, (FHLMC), (FNMA), (GNMA), 4.70%, 7/1/53	2,000	2,014,940
Texas Student Housing Corp., (University of Northern Texas), 6.85%, 7/1/31	180	180,000
Washington Housing Finance Commission, 3.375%, 4/20/37	5,106	4,399,083
		$ 10,778,947
Industrial Development Revenue — 8.7%
Arkansas Development Finance Authority, (United States Steel Corp.), Green Bonds, (AMT), 5.70%, 5/1/53	$3,385	$ 3,390,856
Cleveland, OH, (Continental Airlines), 5.375%, 9/15/27	555	555,033
Henderson, KY, (Pratt Paper, LLC), (AMT), 4.70%, 1/1/52 (1)	2,500	2,312,925
Iowa Finance Authority, (Iowa Fertilizer Co.), 5.00%, 12/1/50	1,500	1,480,290

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust
November 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Industrial Development Revenue (continued)
Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 5.125% to 8/1/25 (Put Date), 8/1/35 (1)	$1,075	$ 1,072,979
National Finance Authority, NH, (Covanta):
4.625%, 11/1/42 (1)	3,075	2,432,633
(AMT), 4.875%, 11/1/42 (1)	245	200,395
New Jersey Economic Development Authority, (Continental Airlines):
5.25%, 9/15/29	4,815	4,817,600
5.50%, 6/1/33	750	752,963
(AMT), 5.625%, 11/15/30	4,535	4,562,573
New York State Environmental Facilities Corp., (Casella Waste Systems, Inc.), (AMT), 5.125% to 9/3/30 (Put Date), 9/1/50 (1)	700	700,140
New York Transportation Development Corp., (Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment):
(AMT), 5.00%, 10/1/40	8,765	8,729,326
(AMT), 5.625%, 4/1/40	5,605	5,820,568
Pennsylvania Economic Development Financing Authority, (Procter & Gamble Paper Products Co.), 5.375%, 3/1/31	1,000	1,124,360
Vermont Economic Development Authority, (Casella Waste Systems, Inc.), (AMT), 4.625% to 4/3/28 (Put Date), 4/1/36 (1)	300	294,504
		$ 38,247,145
Insured - Education — 0.6%
Massachusetts College Building Authority, (AGC), 5.50%, 5/1/39	$1,000	$ 1,196,770
Massachusetts Development Finance Agency, (College of the Holy Cross), (AMBAC), 5.25%, 9/1/32 (2)	1,365	1,602,756
		$ 2,799,526
Insured - Electric Utilities — 4.6%
Cleveland, OH, Public Power System Revenue:
(NPFG), 0.00%, 11/15/27	$710	$ 618,467
(NPFG), 0.00%, 11/15/38	2,000	1,005,860
Georgia Municipal Electric Authority, (Plant Vogtle Units 3 & 4 Project J), (AGM), 5.00%, 7/1/64	3,125	3,189,250
Lower Colorado River Authority, TX, (LCRA Transmission Services Corp.), (AGM), 5.25%, 5/15/53 (2)	4,000	4,321,960
Ohio Municipal Electric Generation Agency:
(NPFG), 0.00%, 2/15/25	815	779,979
(NPFG), 0.00%, 2/15/26	3,000	2,773,800
Puerto Rico Electric Power Authority:
(NPFG), 5.25%, 7/1/29	1,515	1,505,259
(NPFG), 5.25%, 7/1/32	250	247,710
Security	Principal Amount (000's omitted)	Value
Insured - Electric Utilities (continued)
Puerto Rico Electric Power Authority: (continued)
(NPFG), 5.25%, 7/1/34	$1,445	$ 1,435,680
South Carolina Public Service Authority, (AGM), 5.75%, 12/1/52	4,000	4,395,640
		$ 20,273,605
Insured - General Obligations — 0.8%
Canal Winchester Local School District, OH, (NPFG), 0.00%, 12/1/30	$2,455	$ 1,934,515
Detroit School District, MI, (AGM), 5.25%, 5/1/32	300	343,683
Massachusetts, (AMBAC), 5.50%, 8/1/30	1,000	1,159,940
		$ 3,438,138
Insured - Hospital — 1.1%
Allegheny County Hospital Development Authority, PA, (UPMC Health System), (NPFG), 6.00%, 7/1/24	$250	$ 253,595
West Virginia Hospital Finance Authority, (Vandalia Health), (AGM), 5.50%, 9/1/48	3,000	3,210,030
Westchester County Local Development Corp., NY, (Westchester Medical Center Obligated Group), (AGM), 5.00%, 11/1/51	1,150	1,187,950
		$ 4,651,575
Insured - Lease Revenue/Certificates of Participation — 1.3%
New Jersey Economic Development Authority, (Motor Vehicle Surcharges):
(AGC), 0.00%, 7/1/26	$760	$ 691,418
(AGC), 0.00%, 7/1/27	2,020	1,773,459
New Jersey Economic Development Authority, (School Facilities Construction), (NPFG), 5.50%, 9/1/28	1,000	1,113,930
New Jersey Transportation Trust Fund Authority, (Transportation System), (AMBAC), 0.00%, 12/15/28	2,400	2,022,288
		$ 5,601,095
Insured - Other Revenue — 0.3%
Massachusetts Development Finance Agency, (WGBH Educational Foundation), (AMBAC), 5.75%, 1/1/42	$590	$ 717,558
New York City Industrial Development Agency, NY, (Queens Baseball Stadium), (AGM), 3.00%, 1/1/46	560	418,852
		$ 1,136,410
Insured - Special Tax Revenue — 4.5%
Garden State Preservation Trust, NJ, (AGM), 0.00%, 11/1/25	$5,250	$ 4,923,975
Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	4,210	2,459,145

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust
November 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Insured - Special Tax Revenue (continued)
Massachusetts, Dedicated Tax Revenue, (NPFG), 5.50%, 1/1/29	$1,000	$ 1,126,650
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/37	20,700	11,364,714
		$ 19,874,484
Insured - Transportation — 7.5%
Alameda Corridor Transportation Authority, CA, (NPFG), 0.00%, 10/1/33	$12,425	$ 8,616,613
Allegheny County Airport Authority, PA, (Pittsburgh International Airport), (AGM), (AMT), 5.50%, 1/1/53	3,000	3,228,720
Chicago, IL, (Midway International Airport), (BAM), (AMT), 5.50%, 1/1/53	6,000	6,457,440
Houston, TX, Airport System Revenue, (AGM), (AMT), 4.50%, 7/1/53	6,500	6,284,850
New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AGM), (AMT), 5.125%, 1/1/39	1,500	1,500,195
Ohio Turnpike Commission:
(NPFG), 5.50%, 2/15/24	350	351,617
(NPFG), 5.50%, 2/15/26	1,000	1,040,840
Pennsylvania Economic Development Financing Authority, (PennDOT Major Bridges Package One), (AGM), (AMT), 5.00%, 12/31/57	2,000	2,023,200
Pennsylvania Turnpike Commission, (AGM), 6.375%, 12/1/38	2,500	2,770,100
Philadelphia Parking Authority, PA, (AMBAC), 5.25%, 2/15/29	1,005	1,006,598
		$ 33,280,173
Insured - Water and Sewer — 7.3%
DeKalb County, GA, Water and Sewerage Revenue, (AGM), 5.00%, 10/1/35 (2)	$17,985	$ 18,782,455
Jefferson County, AL, Sewer Revenue:
(AGM), 0.00%, 10/1/34	6,000	3,112,380
(AGM), 0.00%, 10/1/35	6,680	3,246,146
(AGM), 0.00%, 10/1/36	7,000	3,135,090
(AGM), 5.00%, 10/1/44	3,750	3,779,250
		$ 32,055,321
Lease Revenue/Certificates of Participation — 3.7%
Baltimore, MD, (Harbor Point), 4.875%, 6/1/42	$555	$ 534,370
New Jersey Economic Development Authority, (Portal North Bridge Project), 5.00%, 11/1/52	3,500	3,649,135
New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 6/15/48	8,000	8,198,080
Security	Principal Amount (000's omitted)	Value
Lease Revenue/Certificates of Participation (continued)
New Jersey Transportation Trust Fund Authority, (Transportation Program):
4.25%, 6/15/44	$1,000	$ 986,210
5.25%, 6/15/43	2,730	2,863,470
		$ 16,231,265
Other Revenue — 2.2%
Buckeye Tobacco Settlement Financing Authority, OH, 5.00%, 6/1/55	$5,045	$ 4,457,459
Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35 (5)	1,925	770,000
Kalispel Tribe of Indians, WA, Series A, 5.25%, 1/1/38 (1)	485	498,343
Military Installation Development Authority, UT, 4.00%, 6/1/41	500	391,095
Morongo Band of Mission Indians, CA, 5.00%, 10/1/42 (1)	890	873,953
Patriots Energy Group Financing Agency, SC, Gas Supply Revenue, 5.25% to 8/1/31 (Put Date), 10/1/54	2,000	2,105,000
Riversouth Authority, OH, (Lazarus Building Redevelopment), 5.75%, 12/1/27	495	492,733
		$ 9,588,583
Senior Living/Life Care — 6.7%
California Public Finance Authority, (Enso Village), Green Bonds, 3.125%, 5/15/29 (1)	$230	$ 213,182
Clackamas County Hospital Facility Authority, OR, (Rose Villa), 5.25%, 11/15/50	215	190,707
Colorado Health Facilities Authority, (Aberdeen Ridge), 5.00%, 5/15/58	1,510	847,865
District of Columbia, (Ingleside at Rock Creek), 5.00%, 7/1/32	265	253,753
Franklin County, OH, (Friendship Village of Dublin), 5.00%, 11/15/44	650	625,482
Lancaster County Hospital Authority, PA, (Brethren Village), 5.00%, 7/1/32	725	681,544
Massachusetts Development Finance Agency, (Linden Ponds, Inc.):
5.00%, 11/15/33 (1)	775	805,481
5.00%, 11/15/38 (1)	545	553,954
Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.), 5.00%, 10/1/57 (1)	310	268,091
Montgomery County Industrial Development Authority, PA, (Whitemarsh Continuing Care Retirement Community), 5.00%, 1/1/38	3,715	3,258,909
Multnomah County Hospital Facilities Authority, OR, (Terwilliger Plaza), 4.00%, 12/1/51	2,710	1,765,755
National Finance Authority, NH, (The Vista):
5.25%, 7/1/39 (1)	780	690,932

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust
November 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Senior Living/Life Care (continued)
National Finance Authority, NH, (The Vista): (continued)
5.625%, 7/1/46 (1)	$465	$ 409,172
5.75%, 7/1/54 (1)	1,270	1,106,488
New Mexico Hospital Equipment Loan Council, (Haverland Carter Lifestyle Group):
5.00%, 7/1/32	190	177,397
5.00%, 7/1/33	120	110,936
5.00%, 7/1/34	130	118,968
Norfolk Redevelopment and Housing Authority, VA, (Fort Norfolk Retirement Community, Inc. - Harbor's Edge), 5.00%, 1/1/49	4,765	3,696,735
Palm Beach County Health Facilities Authority, FL, (Green Cay Life Plan Village), 11.50%, 7/1/27 (1)	1,200	1,337,772
Palm Beach County Health Facilities Authority, FL, (Toby & Leon Cooperman Sinai Residences of Boca Raton), 4.00%, 6/1/41	2,095	1,685,951
Public Finance Authority, WI, (Penick Village), 5.00%, 9/1/39 (1)	775	642,026
South Carolina Jobs-Economic Development Authority, (Seafields Kiawah Island Project), 7.75%, 11/15/58	3,000	2,960,640
Tarrant County Cultural Education Facilities Finance Corp., TX, (MRC Stevenson Oaks), 6.625%, 11/15/41	2,665	2,444,205
Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/44	4,030	3,905,070
Washington Housing Finance Commission, (Transforming Age), 5.00%, 1/1/39 (1)	750	620,168
		$ 29,371,183
Special Tax Revenue — 18.2%
Maryland Economic Development Corp., (Port Covington), 4.00%, 9/1/50	$275	$ 222,494
Michigan Trunk Line Revenue, 5.25%, 11/15/49 (2)(6)	4,000	4,426,480
New River Community Development District, FL, (Capital Improvements):
5.00%, 5/1/13 (5)	90	0
5.35%, 5/1/38 (5)	35	0
5.75%, 5/1/38	120	120,901
New York City Transitional Finance Authority, NY, 4.375%, 5/1/53	1,000	1,003,480
New York City Transitional Finance Authority, NY, Future Tax Revenue:
3.00%, 11/1/47	2,195	1,682,489
4.00%, 8/1/39 (2)	6,500	6,490,445
5.00%, 8/1/39 (2)	12,400	12,444,020
New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/43 (2)	14,100	14,770,314
New York State Urban Development Corp., Personal Income Tax Revenue, 4.00%, 3/15/45 (2)	5,600	5,491,976
Security	Principal Amount (000's omitted)	Value
Special Tax Revenue (continued)
New York Thruway Authority, Personal Income Tax Revenue, Green Bonds, 5.00%, 3/15/55 (2)	$10,000	$ 10,674,000
Puerto Rico Sales Tax Financing Corp.:
0.00%, 7/1/24	71	69,459
0.00%, 7/1/27	251	216,796
0.00%, 7/1/29	246	194,574
0.00%, 7/1/31	316	227,975
0.00%, 7/1/33	357	234,014
0.00%, 7/1/46	3,403	1,004,191
0.00%, 7/1/51	4,523	984,024
4.50%, 7/1/34	286	284,324
4.536%, 7/1/53	36	32,900
5.00%, 7/1/58	4,752	4,619,277
Southern Hills Plantation I Community Development District, FL:
Series A1, 5.80%, 5/1/35	193	178,446
Series A2, 5.80%, 5/1/35	165	109,519
Sterling Hill Community Development District, FL, 6.20%, 5/1/35	552	259,333
Tolomato Community Development District, FL, 3.25%, 5/1/40	1,900	1,453,804
Triborough Bridge and Tunnel Authority, NY, Green Bonds, 5.25%, 5/15/47 (2)	4,275	4,726,910
Triborough Bridge and Tunnel Authority, NY, Sales Tax Revenue, 4.00%, 5/15/48	2,000	1,925,940
Washington Metropolitan Area Transit Authority, D.C., Sustainability Bonds, 5.25%, 7/15/53 (2)	6,000	6,599,340
		$ 80,447,425
Transportation — 14.5%
Charlotte, NC, (Charlotte Douglas International Airport), 5.00%, 7/1/53 (2)	$6,000	$ 6,439,500
Chicago, IL, (O'Hare International Airport), (AMT), 5.50%, 1/1/55 (2)	4,500	4,795,965
Denver City and County, CO, Airport System Revenue, (AMT), 5.75%, 11/15/45	2,500	2,777,875
Massachusetts, (Rail Enhancement Program), Sustainablility Bonds, 5.00%, 6/1/53 (2)	6,000	6,456,120
Metropolitan Transportation Authority, NY, Green Bonds, 5.25%, 11/15/55	3,000	3,102,300
New York Transportation Development Corp., (John F. Kennedy International Airport):
Sustainability Bonds, (AMT), 5.375%, 6/30/60 (7)	2,360	2,362,081
Sustainability Bonds, (AMT), 6.00%, 6/30/54 (7)	1,155	1,227,719
New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment):
(AMT), 5.00%, 7/1/41	2,150	2,151,591

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust
November 30, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Transportation (continued)
New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment): (continued)
(AMT), 5.00%, 7/1/46	$2,485	$ 2,463,480
(AMT), 5.25%, 1/1/50	1,055	1,055,021
New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport), (AMT), 5.00%, 12/1/38	4,550	4,746,105
Philadelphia, PA, Airport Revenue, (AMT), 5.00%, 7/1/47	5,000	5,063,000
Port Authority of New York and New Jersey, (AMT), 4.00%, 9/1/33 (2)	7,200	7,209,864
San Diego County Regional Airport Authority, CA, (San Diego International Airport), (AMT), 5.00%, 7/1/53	3,000	3,104,130
South Jersey Transportation Authority, NJ, 5.25%, 11/1/52	1,500	1,567,665
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Segment 3C), (AMT), 5.00%, 6/30/58	6,000	6,021,420
Texas Transportation Commission, (State Highway 249 System):
0.00%, 8/1/37	725	388,752
0.00%, 8/1/39	750	355,973
Virginia Small Business Financing Authority, (95 Express Lanes, LLC), (AMT), 4.00%, 1/1/39	1,540	1,434,510
Virginia Small Business Financing Authority, (Transform 66 P3 Project), (AMT), 5.00%, 12/31/52	1,000	1,003,520
		$ 63,726,591
Water and Sewer — 2.3%
Dallas, TX, Waterworks and Sewer System Revenue, 4.00%, 10/1/43 (2)	$9,550	$ 9,549,713
Sussex County Municipal Utilities Authority, NJ, 0.00%, 12/1/36	1,250	737,038
		$ 10,286,751
Total Tax-Exempt Municipal Obligations (identified cost $564,286,518)		$ 568,962,602

Taxable Municipal Obligations — 5.4%
Security	Principal Amount (000's omitted)	Value
Cogeneration — 0.0% (3)
Northampton County Industrial Development Authority, PA, (Northampton Generating), 5.00%, 12/31/23 (4)	$323	$ 58,192
		$ 58,192
Security	Principal Amount (000's omitted)	Value
Escrowed/Prerefunded — 0.6%
Chicago, IL, Prerefunded to 1/1/25, 7.75%, 1/1/42	$2,394	$ 2,449,469
		$ 2,449,469
General Obligations — 2.2%
Atlantic City, NJ, 7.50%, 3/1/40	$6,880	$ 7,472,299
Chicago, IL, 7.75%, 1/1/42	2,424	2,443,295
		$ 9,915,594
Hospital — 1.4%
California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$6,000	$ 5,958,000
		$ 5,958,000
Insured - Education — 0.4%
Onondaga Civic Development Corp., NY, (Upstate Properties Development, Inc.), (BAM), 3.158%, 12/1/41	$2,745	$ 1,932,013
		$ 1,932,013
Insured - Transportation — 0.3%
Alameda Corridor Transportation Authority, CA:
(AMBAC), 0.00%, 10/1/32	$1,285	$ 778,839
(AMBAC), 0.00%, 10/1/33	1,000	567,810
		$ 1,346,649
Lease Revenue/Certificates of Participation — 0.2%
New Jersey Transportation Trust Fund Authority, 5.754%, 12/15/28 (6)	$750	$ 761,888
		$ 761,888
Special Tax Revenue — 0.3%
American Samoa Economic Development Authority:
2.47%, 9/1/24 (1)	$250	$ 243,610
3.72%, 9/1/27 (1)	1,115	1,014,962
		$ 1,258,572
Student Loan — 0.0% (3)
Massachusetts Educational Financing Authority, 4.70%, 1/1/30	$90	$ 88,972
		$ 88,972
Total Taxable Municipal Obligations (identified cost $24,178,210)		$ 23,769,349

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust
November 30, 2023
Portfolio of Investments — continued

Trust Units — 0.6%
Security	Notional Amount (000's omitted)	Value
Transportation — 0.6%
HTA TRRB 2005L-745190R75 Assured Custodial Trust, 5.25%, 7/1/41	$2,610	$ 2,561,297
Total Trust Units (identified cost $2,629,038)		$ 2,561,297
Total Investments — 137.5% (identified cost $605,431,655)		$ 605,916,724
Other Assets, Less Liabilities — (37.5)%		$ (165,139,174)
Net Assets — 100.0%		$ 440,777,550
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At November 30, 2023, the aggregate value of these securities is $28,796,193 or 6.5% of the Trust's net assets.
(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).
(3)	Amount is less than 0.05%.
(4)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(5)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal or has filed bankruptcy.
(6)	Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.
(7)	When-issued security.
At November 30, 2023, the concentration of the Trust’s investments in the various states and territories, determined as a percentage of total investments, is as follows:
New York	17.3%
Texas	16.4%
Others, representing less than 10% individually	64.1%
The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At November 30, 2023, 20.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.3% to 11.9% of total investments.
Abbreviations:
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– AMBAC Financial Group, Inc.
AMT	– Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BAM	– Build America Mutual Assurance Co.
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
GNMA	– Government National Mortgage Association
NPFG	– National Public Finance Guarantee Corp.
PSF	– Permanent School Fund
SFMR	– Single Family Mortgage Revenue

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust
November 30, 2023
Statement of Assets and Liabilities

November 30, 2023
Assets
Investments, at value (identified cost $605,431,655)	$ 605,916,724
Cash	134,752
Interest receivable	6,985,577
Receivable for investments sold	4,506,572
Trustees' deferred compensation plan	118,160
Total assets	$617,661,785
Liabilities
Payable for floating rate notes issued	$ 171,289,522
Payable for when-issued securities	3,556,681
Payable to affiliates:
Investment adviser fee	194,927
Administration fee	97,463
Trustees' fees	6,768
Trustees' deferred compensation plan	118,160
Interest expense and fees payable	1,385,459
Accrued expenses	235,255
Total liabilities	$176,884,235
Net Assets	$440,777,550
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$ 396,672
Additional paid-in capital	476,979,444
Accumulated loss	(36,598,566)
Net Assets	$440,777,550
Common Shares Issued and Outstanding	39,667,163
Net Asset Value Per Common Share
Net assets ÷ common shares issued and outstanding	$ 11.11

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust
November 30, 2023
Statement of Operations

Year Ended
November 30, 2023
Investment Income
Interest income	$ 28,733,523
Total investment income	$ 28,733,523
Expenses
Investment adviser fee	$ 2,581,385
Administration fee	1,290,693
Trustees’ fees and expenses	40,664
Custodian fee	110,724
Transfer and dividend disbursing agent fees	19,471
Legal and accounting services	122,953
Printing and postage	89,719
Interest expense and fees	7,605,135
Miscellaneous	87,919
Total expenses	$ 11,948,663
Net investment income	$ 16,784,860
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (11,102,688)
Net realized loss	$(11,102,688)
Change in unrealized appreciation (depreciation):
Investments	$ 7,608,208
Net change in unrealized appreciation (depreciation)	$ 7,608,208
Net realized and unrealized loss	$ (3,494,480)
Net increase in net assets from operations	$ 13,290,380

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust
November 30, 2023
Statements of Changes in Net Assets

	Year Ended November 30,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 16,784,860	$ 20,603,930
Net realized loss	(11,102,688)	(22,781,359)
Net change in unrealized appreciation (depreciation)	7,608,208	(93,763,672)
Net increase (decrease) in net assets from operations	$ 13,290,380	$ (95,941,101)
Distributions to common shareholders	$ (17,212,356)	$ (22,173,944)
Tax return of capital to shareholders	$ (1,609,714)	$ —
Net decrease in net assets	$ (5,531,690)	$(118,115,045)
Net Assets
At beginning of year	$ 446,309,240	$ 564,424,285
At end of year	$440,777,550	$ 446,309,240

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust
November 30, 2023
Statement of Cash Flows

Year Ended
November 30, 2023
Cash Flows From Operating Activities
Net increase in net assets from operations	$ 13,290,380
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(258,296,920)
Investments sold	312,795,510
Net amortization/accretion of premium (discount)	(512,149)
Decrease in interest receivable	936,114
Increase in Trustees’ deferred compensation plan	(118,160)
Decrease in payable to affiliate for investment adviser fee	(21,567)
Decrease in payable to affiliate for administration fee	(10,784)
Decrease in payable to affiliate for Trustees' fees	(2,253)
Increase in interest expense and fees payable	142,698
Increase in payable to affiliate for Trustees' deferred compensation plan	118,160
Decrease in accrued expenses	(11,587)
Net change in unrealized (appreciation) depreciation from investments	(7,608,208)
Net realized loss from investments	11,102,688
Net cash provided by operating activities	$ 71,803,922
Cash Flows From Financing Activities
Cash distributions paid to common shareholders	$ (18,822,070)
Proceeds from secured borrowings	71,300,000
Repayment of secured borrowings	(129,000,000)
Net cash used in financing activities	$ (76,522,070)
Net decrease in cash	$ (4,718,148)
Cash at beginning of year	$ 4,852,900
Cash at end of year	$ 134,752
Supplemental disclosure of cash flow information:
Cash paid for interest and fees	$ 7,462,437

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust
November 30, 2023
Financial Highlights

Selected data for a common share outstanding during the periods stated
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year (Common shares)	$ 11.250	$ 14.230	$ 14.130	$ 13.790	$ 12.700
Income (Loss) From Operations
Net investment income (1)	$ 0.423	$ 0.519	$ 0.612	$ 0.574	$ 0.542
Net realized and unrealized gain (loss)	(0.088)	(2.940)	0.060	0.327	1.117
Total income (loss) from operations	$ 0.335	$ (2.421)	$ 0.672	$ 0.901	$ 1.659
Less Distributions to Common Shareholders
From net investment income	$ (0.434)	$ (0.559)	$ (0.572)	$ (0.561)	$ (0.569)
Tax return of capital	(0.041)	—	—	—	—
Total distributions to common shareholders	$ (0.475)	$ (0.559)	$ (0.572)	$ (0.561)	$ (0.569)
Net asset value — End of year (Common shares)	$ 11.110	$ 11.250	$ 14.230	$ 14.130	$ 13.790
Market value — End of year (Common shares)	$ 9.540	$ 10.250	$ 13.700	$ 13.250	$ 12.880
Total Investment Return on Net Asset Value (2)	3.64%	(16.96)%	4.95%	7.15%	13.83%
Total Investment Return on Market Value (2)	(2.33)%	(21.41)%	7.75%	7.57%	22.10%
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000’s omitted)	$440,778	$446,309	$564,424	$560,302	$546,984
Ratios (as a percentage of average daily net assets applicable to common shares):
Expenses excluding interest and fees	0.98%	1.04%	0.98%	1.05%	1.19%
Interest and fee expense (3)	1.72%	0.81%	0.29%	0.71%	1.27%
Total expenses	2.70%	1.85%	1.27%	1.76%	2.46%
Net investment income	3.80%	4.23%	4.28%	4.18%	4.02%
Portfolio Turnover	41%	23%	7%	12%	17%
(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.
(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G).

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust
November 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Municipal Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust seeks to provide current income exempt from regular federal income tax.
The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation
—
The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations.
Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Fair Valuation.
In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Trust’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions and Related Income
—
Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.
C  Federal Taxes
—
The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.
As of November 30, 2023, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Legal Fees
—
Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.
E  Use of Estimates
—
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications
—
Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Eaton Vance
Municipal Income Trust
November 30, 2023
Notes to Financial Statements — continued

G  Floating Rate Notes Issued in Conjunction with Securities Held
—
The Trust may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Trust may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Trust, and which may have been, but is not required to be, the bond purchased from the Trust (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trust accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 6) at November 30, 2023. Interest expense related to the Trust's liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. Structuring fees paid to the liquidity provider upon the creation of an SPV, if any, are recorded as debt issuance costs and are being amortized as interest expense to the expected maturity of the related trust. Unamortized structuring fees related to a terminated SPV are recorded as a realized loss on extinguishment of debt. At November 30, 2023, the amount of the Trust's Floating Rate Notes outstanding and the related collateral were $171,289,522 and $234,904,852, respectively. The range of interest rates on the Floating Rate Notes outstanding at November 30, 2023 was 3.30% to 3.60%. For the year ended November 30, 2023, the Trust’s average settled Floating Rate Notes outstanding and the average interest rate including fees were $200,075,890 and 3.80%, respectively.
In certain circumstances, the Trust may enter into shortfall and forbearance agreements with brokers by which the Trust agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no shortfalls as of November 30, 2023.
The Trust may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.
The Trust's investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Trust's investment policies do not allow the Trust to borrow money except as permitted by the 1940 Act. Effective August 19, 2022, the Trust began operating under Rule 18f-4 under the 1940 Act, which, among other things, governs the use of derivative investments and certain financing transactions by registered investment companies. Consistent with Rule 18f-4, the Trust may treat its investments in residual interest bonds and similar financing transactions as subject to the asset coverage requirements of Section 18 of the 1940 Act, or as derivatives transactions subject to the Trust’s value-at-risk (VaR)-based limits on leverage risk. Effective October 11, 2023, the Trust has opted to treat such investments as derivatives transactions. The Trust may change this approach at any time. Residual interest bonds held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.
H  When-Issued Securities and Delayed Delivery Transactions
—
The Trust may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.
2  Distributions to Shareholders and Income Tax Information
The Trust intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

Eaton Vance
Municipal Income Trust
November 30, 2023
Notes to Financial Statements — continued

The tax character of distributions declared for the years ended November 30, 2023 and November 30, 2022 was as follows:
	Year Ended November 30,
	2023	2022
Tax-exempt income	$15,233,562	$20,259,107
Ordinary income	$ 1,978,794	$ 1,914,837
Tax return of capital	$ 1,609,714	$ —
As of November 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (37,815,360)
Net unrealized appreciation	1,216,794
Accumulated loss	$(36,598,566)
At November 30, 2023, the Trust, for federal income tax purposes, had deferred capital losses of $37,815,360 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at November 30, 2023, $9,688,560 are short-term and $28,126,800 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Trust at November 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 433,410,408
Gross unrealized appreciation	$ 17,060,538
Gross unrealized depreciation	(15,843,744)
Net unrealized appreciation	$ 1,216,794
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Trust. The investment adviser fee is computed at an annual rate of 0.40% of the Trust’s average weekly gross assets and is payable monthly. Gross assets are calculated by deducting accrued liabilities of the Trust except (i) the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust and the amount of floating-rate notes included as a liability in the Trust’s Statement of Assets and Liabilities of up to $289,500,000, and (ii) the amount of any outstanding preferred shares issued by the Trust. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.20% of the Trust’s average weekly gross assets. For the year ended November 30, 2023, the investment adviser fee and administration fee were $2,581,385 and $1,290,693, respectively.
Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Trust are officers of EVM.
4  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $258,224,511 and $313,312,461, respectively, for the year ended November 30, 2023.

Eaton Vance
Municipal Income Trust
November 30, 2023
Notes to Financial Statements — continued

5  Common Shares of Beneficial Interest and Shelf Offering
The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the years ended November 30, 2023 and November 30, 2022.
In November 2013, the Board of Trustees initially approved a share repurchase program for the Trust. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Trust is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended November 30, 2023 and November 30, 2022.
Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 2,610,553 common shares through an equity shelf offering program (the "shelf offering"). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the years ended November 30, 2023 and November 30, 2022, there were no shares sold by the Trust pursuant to its shelf offering.
6  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At November 30, 2023, the hierarchy of inputs used in valuing the Trust's investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ —	$ 10,623,476	$ —	$ 10,623,476
Tax-Exempt Municipal Obligations	—	568,962,602	—	568,962,602
Taxable Municipal Obligations	—	23,769,349	—	23,769,349
Trust Units	—	2,561,297	—	2,561,297
Total Investments	$ —	$605,916,724	$ —	$605,916,724

Eaton Vance
Municipal Income Trust
November 30, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Municipal Income Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Municipal Income Trust (the “Trust”), including the portfolio of investments, as of November 30, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of November 30, 2023, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Trust's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 19, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Municipal Income Trust
November 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.
Exempt-Interest Dividends.
For the fiscal year ended November 30, 2023, the Trust designates 89.49% of distributions from net investment income as an exempt-interest dividend.

Eaton Vance
Municipal Income Trust
November 30, 2023
Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by Equiniti Trust Company, LLC (“EQ”), the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.
If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.
The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.
If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Municipal Income Trust
November 30, 2023
Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature	Date

Shareholder signature	Date
Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.
YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.
This authorization form, when signed, should be mailed to the following address:
Eaton Vance Municipal Income Trust
c/o Equiniti Trust Company, LLC
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Eaton Vance
Municipal Income Trust
November 30, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements
1
 for each of the Eaton Vance Funds for an additional one-year period.The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees.Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee.Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”).(For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1
Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser.Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.

Eaton Vance
Municipal Income Trust
November 30, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives.The Board also received information regarding risk management techniques employed in connection with the management of the funds.The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters.In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees.The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor.The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor.Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement.In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

Eaton Vance
Municipal Income Trust
November 30, 2023
Board of Trustees’ Contract Approval — continued

Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Municipal Income Trust (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement.Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund.In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds.The Board considered the Adviser’s municipal bond team, which includes portfolio managers and credit specialists who provide services to the Fund.The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals.In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services.The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.The Board considered the deep experience of the Adviser and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund.In this regard, the Board considered, among other things, the Adviser’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof.The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, portfolio valuation, business continuity and the allocation of investment opportunities.The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services.The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index, and assessed the Fund’s performance on the basis of total return and current income return.The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period.The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period.The Board considered, among other things, the Adviser’s efforts to generate competitive levels of tax-exempt current income over time through investments that focus on higher quality municipal bonds that often have longer maturities.The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”).As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses.The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.Additionally, the Board took into account the financial resources committed by the Adviser in structuring the Fund at the time of its initial public offering and the waiver of fees provided by the Adviser for the first five years of the Fund’s life.The Board also considered that, following discussions with the Contract Review Committee, the Adviser had implemented a series of permanent reductions in management fees beginning in May 2010, which had been fully implemented as of December 31, 2022.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisoryand related services are reasonable.

Eaton Vance
Municipal Income Trust
November 30, 2023
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group.The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase.The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds.The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases.Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser.The Board also considered the fact that the Fund is not continuously offered in the same manner as an open-end fund and that, notwithstanding that the Fund is authorized to issue additional common shares through a shelf offering, the Fund’s assets are not expected to increase materially in the foreseeable future.Accordingly, the Board did not find that the implementation of breakpoints in the advisory fee schedule is warranted at this time.

Eaton Vance
Municipal Income Trust
November 30, 2023
Management and Organization

Fund Management
. The Board of Trustees of the Fund (the “Board”) is responsible for the overall management and supervision of the affairs of the Fund. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the Securities and Exchange Commission, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM” refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda (1) 1980	Class II Trustee	Until 2025. 3 years. Since 2023.	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Fund.
Other Directorships
. None.
Noninterested Trustees
Alan C. Bowser 1962	Class III Trustee	Until 2026. 3 years. Since 2023.	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships
. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Class II Trustee	Until 2025. 3 years. Since 2016.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships.
None.
Cynthia E. Frost 1961	Class I Trustee	Until 2024. 3 years. Since 2014.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships.
None.
George J. Gorman 1952	Chairperson of the Board and Class I Trustee	Until 2024. 3 years. Chairperson of the Board since 2021 and Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Eaton Vance
Municipal Income Trust
November 30, 2023
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Class I Trustee	Until 2024. 3 years. Since 2014.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships.
Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Class III Trustee	Until 2026. 3 years. Since 2018.	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships.
Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Class III Trustee	Until 2026. 3 years. Since 2018.	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships.
Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Class I Trustee	Until 2024. 3 years. Since 2015.	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships.
Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Class II Trustee	Until 2025. 3 years. Since 2016.	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships.
None.
Nancy A. Wiser 1967	Class III Trustee	Until 2026. 3 years. Since 2022.	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management ‘Classic’ (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Eaton Vance
Municipal Income Trust
November 30, 2023
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Laura T. Donovan 1976	Chief Compliance Officer	Since 2024	Vice President of EVM and BMR.
(1)
 Ms. Pachnanda began serving as Trustee effective April 1, 2023.

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a
new
customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer
our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■
Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont:
Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California:
Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents.

The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.
Equiniti Trust Company, LLC (“EQ”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct EQ, or your financial intermediary, otherwise.
If you would prefer that your Eaton Vance documents not be householded, please contact EQ or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by EQ or your financial intermediary.
Portfolio Holdings.

Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting.

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Share Repurchase Program.

The Fund's Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund's repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund's annual and semi-annual reports to shareholders.
Additional Notice to Shareholders.

If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.
Closed-End Fund Information.

Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Closed-End Funds & Term Trusts.”

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Equiniti Trust Company, LLC (“EQ”)
P.O. Box 500
Newark, NJ 07101
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110

151    11.30.23

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended November 30, 2022 and November 30, 2023 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	11/30/22	11/30/23
Audit Fees	$91,650	$92,100
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$350	$0
All Other Fees(3)	$0	$0

Total	$92,000	$92,100

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended November 30, 2022 and November 30, 2023; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	11/30/22	11/30/23
Registrant	$350	$0
Eaton Vance(1)	$52,836	$0

(1)	Eaton Vance Management, a subsidiary of Morgan Stanley, acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, Keith Quinton, Scott E. Wennerholm (Chair), and Nancy A. Wiser are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Cynthia J. Clemson and William J. Delahunty, Jr. are responsible for the overall and day-to-day management of the Fund’s investments.

Ms. Clemson is a Vice President of EVM, has been a portfolio manager of the Fund since July 2015 and is Co-Director of the Municipal Investments Group. Mr. Delahunty is a Vice President of EVM, has been a portfolio manager of the Fund since October 2021 and has been a member of EVM’s municipal bond team since 1998. Ms. Clemson has managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Cynthia J. Clemson
Registered Investment Companies	8	$4,000.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	8	$47,705.9	0	$0
William J. Delahunty, Jr., CFA
Registered Investment Companies	7	$3,127.4	0	$0
Other Pooled Investment Vehicles	2	$146.7	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Fund shares beneficially owned by the portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Cynthia J. Clemson	None
William J. Delahunty, Jr., CFA	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of Morgan Stanley.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Revenue and profitability of the Firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•	Team, product and/or MSIM and its affiliates that are investment advisers (including Eaton Vance) performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)

•	Individual contribution and performance

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider Further the only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Consent of Independent Registered Public Accounting Firm.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipal Income Trust

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
President

Date:	January 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	January 23, 2024

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
President

Date:	January 23, 2024